Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Invesco VCP Equity-Income Portfolio

SA VCP Dynamic Strategy Portfolio

Supplement to the Summary Prospectuses and Prospectus, each dated May 1, 2020,

as supplemented and amended to date

The Board of Trustees of SunAmerica Series Trust (the “Trust”), on behalf of each of the SA Invesco VCP Equity-Income Portfolio (the “Target Portfolio”) and the SA VCP Dynamic Strategy Portfolio (the “Acquiring Portfolio” and together with the Target Portfolio, the “Portfolios”), has determined that it is in the best interests of each Portfolio for the Target Portfolio to reorganize into the Acquiring Portfolio. The proposed transaction is referred to as the “Reorganization.” In the Reorganization, the Target Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the Reorganization is completed, shareholders of the Target Portfolio will receive shares of the Acquiring Portfolio, the total value of which will be equal to the total value of their shares of the Target Portfolio on the date of the Reorganization, after which the Target Portfolio will cease operations. The shareholders of the Target Portfolio are not required to approve the Reorganization. Shareholders of the Target Portfolio will be sent a Combined Prospectus/Information Statement containing important information about the Acquiring Portfolio.

Until the Reorganization is completed, the Target Portfolio will continue sales and redemptions of its shares as described in its Prospectus.

Date: December 7, 2020